Exhibit 99.1

MATADOR RESOURCES COMPANY ANNOUNCES

COMMENCEMENT OF PUBLIC OFFERING OF COMMON STOCK

DALLAS, April 15, 2015 – Matador Resources Company (NYSE: MTDR) (“Matador”) announced today that it has commenced an underwritten public offering of 7,000,000 shares of its common stock.

Matador intends to use the net proceeds from this offering to repay outstanding borrowings under its revolving credit facility, to fund a portion of its future capital expenditures, including the possible addition of a third drilling rig in the Permian Basin in the next six to nine months and targeted acquisitions of additional acreage in the Permian Basin, as well as in the Eagle Ford shale and the Haynesville shale, and for other general working capital needs. Pending such uses, Matador intends to invest the funds in short-term marketable securities or apply them to the reduction of other short-term indebtedness.

RBC Capital Markets is acting as the sole underwriter of the offering. The underwriter may offer the shares of Matador’s common stock from time to time for sale in one or more transactions on the New York Stock Exchange, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

When available, copies of the preliminary prospectus supplement, prospectus supplement and accompanying base prospectus relating to the offering may be obtained free of charge on the Securities and Exchange Commission’s website at www.sec.gov or from the underwriter of the offering by sending a request to: RBC Capital Markets, Attn: Equity Syndicate, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281. By telephone (877) 822-4089.

The shares of common stock will be offered and sold pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering is being made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Eagle Ford shale play in South Texas and the Wolfcamp and Bone Spring plays in the Permian Basin in Southeast New Mexico and West Texas. Matador

also operates in the Haynesville shale and Cotton Valley plays in Northwest Louisiana and East Texas. At April 15, 2015, Matador has two drilling rigs operating in Southeast New Mexico and West Texas.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions, including the HEYCO merger; availability of sufficient capital to execute its business plan, including from future cash flows, increases in its borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz

Investor Relations

(972) 371-5225

mschmitz@matadorresources.com